Exhibit 24
POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints James J. Volker, Chairman, President and Chief Executive Officer, Michael J. Stevens, Vice President and Chief Financial Officer, and Bruce R. DeBoer, Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange shares of the Company’s 6.25% Convertible Perpetual Preferred Stock for shares of common stock to be issued by the Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such shares of common stock under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of August, 2010.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints James J. Volker, Chairman, President and Chief Executive Officer, Michael J. Stevens, Vice President and Chief Financial Officer, and Bruce R. DeBoer, Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange shares of the Company’s 6.25% Convertible Perpetual Preferred Stock for shares of common stock to be issued by the Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such shares of common stock under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of August, 2010.

/s/ D. Sherwin Artus
D. Sherwin Artus

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints James J. Volker, Chairman, President and Chief Executive Officer, Michael J. Stevens, Vice President and Chief Financial Officer, and Bruce R. DeBoer, Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange shares of the Company’s 6.25% Convertible Perpetual Preferred Stock for shares of common stock to be issued by the Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such shares of common stock under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of August, 2010.

/s/ Thomas P. Briggs
Thomas P. Briggs

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints James J. Volker, Chairman, President and Chief Executive Officer, Michael J. Stevens, Vice President and Chief Financial Officer, and Bruce R. DeBoer, Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange shares of the Company’s 6.25% Convertible Perpetual Preferred Stock for shares of common stock to be issued by the Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such shares of common stock under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of August, 2010.

/s/ Philip E. Doty
Philip E. Doty

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints James J. Volker, Chairman, President and Chief Executive Officer, Michael J. Stevens, Vice President and Chief Financial Officer, and Bruce R. DeBoer, Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange shares of the Company’s 6.25% Convertible Perpetual Preferred Stock for shares of common stock to be issued by the Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such shares of common stock under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of August, 2010.

/s/ William N. Hahne
William N. Hahne

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints James J. Volker, Chairman, President and Chief Executive Officer, Michael J. Stevens, Vice President and Chief Financial Officer, and Bruce R. DeBoer, Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange shares of the Company’s 6.25% Convertible Perpetual Preferred Stock for shares of common stock to be issued by the Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such shares of common stock under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of August, 2010.

/s/ Graydon D. Hubbard
Graydon D. Hubbard